UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
___________________________________________________________________

Date of Report (Date of earliest event reported):  May 24, 2011

Waxess Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-146478	20-8820679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1401 Dove Street, Suite 220 Newport Beach, CA		92660
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 949-825-6570

(Former name or former address, if changed since last report)
Copies to: Harvey J. Kesner, Esq. Sichenzia Ross Friedman Ference LLP 61 Broadway, 32nd Floor New York, New York 10006 Telephone: (212) 930-9700

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On or about May 24, 2011, Waxess Holdings, Inc. (the “Company”), provided a presentation to retail brokers which provides a general introduction to the Company, its business and operations.  A copy of the presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this current report, including the presentation attached hereto as Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

 (d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Presentation of Waxess Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 27, 2011

WAXESS HOLDINGS, INC.
By:	/s/ Hideyuki Kanakubo
Name:	Hideyuki Kanakubo
Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Presentation of Waxess Holdings, Inc.

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